UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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ALDEYRA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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April 27, 2020

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Aldeyra Therapeutics, Inc. that will be held on Tuesday, June 9, 2020 at 8:00 a.m. local time, at the offices of Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, MA 02421.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our annual report on Form 10-K for the year ended December 31, 2019. We encourage you to read this information carefully. Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, by telephone or by mailing a proxy card, if you have requested one. Voting over the Internet, by telephone or by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Please review the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail regarding each of these voting options.

Important Information About the Location of the Meeting

We intend to hold our Annual Meeting in person. However, we are actively monitoring the outbreak of the coronavirus (COVID-19).  In the event it is not possible or advisable to hold our Annual Meeting in person or at the current noted location, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication or at a different physical location. Please monitor the investor relations section of our website at https://ir.aldeyra.com for updated information concerning the location of the meeting and be sure to check the website prior to attending the meeting. In the event the meeting is held virtually, it will be important to retain the control numbers set forth on your proxy card or voting instruction form in order to verify your identity when accessing the virtual meeting. As always, we encourage you to vote your shares prior to the annual meeting.

Thank you for your ongoing support of Aldeyra.

Very truly yours,

Todd C. Brady, M.D., Ph.D.

Chief Executive Officer, President and Director

ALDEYRA THERAPEUTICS, INC.

131 Hartwell Avenue, Suite 320

Lexington, Massachusetts 02421

NOTICE OF ANNUAL MEETING

FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Tuesday, June 9, 2020 at 8:00 a.m. local time.

Place:	Offices of Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, MA 02421.

Items of Business:

Proposal 1: To elect the two directors named in the proxy statement accompanying this notice to serve as Class III directors until the annual meeting held in 2023 and until their successors are duly elected and qualified.

Proposal 2: To ratify the appointment of BDO USA, LLP as Aldeyra Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2020.

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in this proxy statement.

Proposal 4: To approve, on a non-binding, advisory basis, the frequency with which future stockholder advisory votes on the compensation of our named executive officers will be conducted.

To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Adjournments and Postponements:

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote if you were a stockholder of record as of the close of business on April 13, 2020.

Voting:

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and vote on the Internet or by telephone or submit your proxy card, if you have requested one, as soon as possible. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers About Procedural Matters.”

A Notice of Internet Availability of Proxy Materials (Notice) has been mailed to stockholders of record on or about April 27, 2020. The Notice contains instructions on how to access our proxy statement for our 2020 Annual Meeting of Stockholders and our annual report on Form 10-K for the year ended December 31, 2019 (together, the proxy materials). The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following Internet address: www.proxyvote.com.

Important Information About the Location of the Meeting

We intend to hold our Annual Meeting in person. However, we are actively monitoring the outbreak of the coronavirus (COVID-19).  In the event it is not possible or advisable to hold our Annual Meeting in person or at the current noted location, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication or at a different physical location. Please monitor the investor relations section of our website at https://ir.aldeyra.com for updated information concerning the location of the meeting and be sure to check the website prior to attending the meeting. In the event the meeting is held virtually, it will be important to retain the control numbers set forth on your proxy card or voting instruction form in order to verify your identity when accessing the virtual meeting. As always, we encourage you to vote your shares prior to the annual meeting.

If you have any questions regarding this information or the proxy materials, please visit our website at www.aldeyra.com or contact Joshua Reed, our Chief Financial Officer, at (781) 761-4904, ext. 219.

All stockholders are cordially invited to attend the annual meeting in person.

By order of the Board of Directors,

Todd C. Brady, M.D., Ph.D.

Chief Executive Officer, President and Director

This notice of annual meeting, proxy statement and accompanying form of proxy card are being made available on or about April 27, 2020.

ALDEYRA THERAPEUTICS, INC.

131 Hartwell Avenue, Suite 320

Lexington, Massachusetts 02421

PROXY STATEMENT FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished in connection with solicitation of proxies by our Board of Directors for use at the 2020 Annual Meeting of Stockholders (the Annual Meeting) to be held at 8:00 a.m. local time on Tuesday, June 9, 2020, and any postponements or adjournments thereof. The Annual Meeting will be held at the offices of at the offices of Aldeyra Therapeutics, Inc. 131 Hartwell Avenue, Lexington, MA 02421. Beginning on or about April 27, 2020, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) containing instructions on how to access our proxy materials. As used in this proxy statement, the terms “Aldeyra,” the “Company,” “we,” “us,” and “our” mean Aldeyra Therapeutics, Inc. unless the context indicates otherwise.

QUESTIONS AND ANSWERS ABOUT PROCEDURAL MATTERS

Annual Meeting

Q:	Why am I receiving these proxy materials?
A:

Our Board of Directors is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on Tuesday, June 9, 2020 at 8:00 a.m. local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The notice of Annual Meeting, this proxy statement and accompanying form of proxy card are being made available to you on or about April 27, 2020. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?
A:	The proxy materials include:
• This proxy statement for the Annual Meeting;
• Our annual report on Form 10-K for the year ended December 31, 2019 (the 2019 Annual Report); and
• The proxy card or a voting instruction form for the Annual Meeting, if you have requested that the proxy materials be mailed to you.
Q:	How can I get electronic access to the proxy materials?
A:

The Company’s proxy materials are available at www.proxyvote.com and at http://ir.aldeyra.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	What information is contained in this proxy statement?
A:

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

Q:	Where is the Annual Meeting?
A:	The Annual Meeting will be held at the offices of Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, MA 02421.

Q:	Can I attend the Annual Meeting?
A:

You are invited to attend the Annual Meeting if you were a stockholder of record or a beneficial owner as of April 13, 2020 (the Record Date). Admission will begin at 7:30 a.m. local time on the date of the Annual Meeting, and you must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the Record Date. The use of mobile phones, pagers, recording or photographic equipment, tablets and/or computers is not permitted at the Annual Meeting. The meeting will begin promptly at 8:00 a.m. local time.

Q:	What happens if a change to the location of the Annual Meeting is necessary due to exigent circumstances?
A:

As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that we will conduct a virtual annual meeting.

In the event it is not possible or advisable to hold our Annual Meeting in person or at the current noted location, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication or at a different physical location. Please monitor the investor relations section of our website at https://ir.aldeyra.com for updated information concerning the location of the meeting and be sure to check the website prior to attending the meeting. In the event the meeting is held virtually, it will be important to retain the control numbers set forth on your proxy card or voting instruction form in order to verify your identity when accessing the virtual meeting. As always, we encourage you to vote your shares prior to the annual meeting. In the event the meeting is held virtually, the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the meeting.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

Stockholders of record - If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (AST), you are considered, with respect to those shares, the “stockholder of record,” and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial owners - Many Aldeyra stockholders hold their shares through a broker, trustee or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee (commonly referred to as being held in “street name”), you are considered the “beneficial owner” of such shares. The Notice was forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since beneficial owners are not stockholders of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Quorum and Voting

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware state law. The presence, in person or by proxy, of a majority of the aggregate voting power of the issued and outstanding shares of stock entitled to vote generally in the election of directors will constitute a quorum at the meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted with respect to a particular matter.

Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:	Who is entitled to vote at the Annual Meeting?
A:

Holders of record of our common stock at the close of business on the Record Date are entitled to receive notice of and to vote their shares at the Annual Meeting. As of the Record Date, we had 29,670,409 shares of common stock outstanding. In deciding all matters at the Annual Meeting, each holder of common stock of Aldeyra will be entitled to one vote for each share of common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors.

Q:	How can I vote my shares in person at the Annual Meeting?
A:

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card, if you have requested one, or following the voting directions described below, so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?
A:	Stockholder of record - If you are a stockholder of record, there are three ways to vote without attending the Annual Meeting:
•

Via the Internet - You may vote by proxy via the Internet by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by following the instructions provided in the proxy card.

•

By Telephone - You may vote by proxy by telephone by following the instructions provided in the Notice or, if you requested printed copies of the proxy materials by mail, by calling the toll free number found on the proxy card.

	•	By Mail - If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Beneficial owners - If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.

Q:	What happens if I do not give specific voting instructions?
A:	Stockholder of record - If you are a stockholder of record and you:
	•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or
•

Sign and return a proxy card without giving spcific voting instructions, then the persons named as proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners - If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Q:	What proposals will be voted on at the Annual Meeting?
A:

The following chart sets for the proposals scheduled for a vote at the Annual Meeting, our Board of Directors recommendation with respect to such proposals, the vote required for such proposals to be approved and whether broker discretionary voting is allowed on such proposal.

Proposal	Board Recommendation	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Elect two directors to serve as Class III directors until the 2023 Annual Meeting of Stockholders.	FOR	Plurality	No
Proposal 2: Ratify the appointment of BDO USA, LLP as Aldeyra Therapeutics, Inc.’s independent registered public accounting firm for the year ending December 31, 2020.	FOR	Majority	Yes
Proposal 3: Approve, on a non-binding, advisory basis, the compensation of our named executive officers.	FOR	Majority	No
Proposal 4: Approve, on a non-binding, advisory basis, the frequency with which future stockholder advisory votes on the compensation of our named executive officers will be conducted.	FOR	Majority	No

Plurality means that the nominees for director receiving the greatest number of votes will be elected. Withheld votes and “broker non-votes” will have no effect on the election of a nominee.

Majority means that a proposal that receives an affirmative vote from the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal.

Broker Discretionary Voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

Even though your vote on Proposal 3 and Proposal 4 are advisory and therefore will not be binding on the Company, the Board of Directors or its compensation committee will review the voting results and take them into consideration when making future decisions regarding executive compensation and the frequency of the stockholder advisory votes on the compensation of our named executive officers, respectively.

Q:	What happens if additional matters are presented at the Annual Meeting?
A:

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Q:	Can I change or revoke my vote?

A:

Subject to any rules your broker, trustee or nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Annual Meeting.

If you are a stockholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by later making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, trustee or other nominee or (2) if you have obtained a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or should be sent so as to be delivered to our principal executive offices, Attention: Corporate Secretary.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:

We will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Aldeyra may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be significant. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur.

Q:	Is my vote confidential?
A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Aldeyra or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Q:	Where can I find the voting results of the Annual Meeting?
A:	We intend to announce preliminary voting results at the Annual Meeting and will publish final results in a current report on Form 8-K within four business days after the Annual Meeting.

Stockholder Proposals and Director Nominations

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate in individuals to serve as directors?

A:

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials - Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2021 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than December 28, 2020, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

Requirements for stockholder proposals to be brought before an annual meeting - In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by our Board of Directors or any committee thereof or any stockholder, who is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting, who is entitled to vote at such meeting and who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors (or any committee thereto) or (3) properly brought before the meeting by a stockholder who has delivered written notice to our Corporate Secretary no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined as that date which is not less than 90 days nor more than 120 days prior to the one year anniversary of the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2021 annual meeting of stockholders is between February 9, 2021 and March 11, 2021.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

Recommendation of director candidates - You may recommend candidates to our Board of Directors for consideration by our nominating/corporate governance committee by following the procedures set forth below in “Corporation Governance - Board Committees - nominating/corporate governance committee.”

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?
A:

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to our Corporate Secretary. A copy of our bylaws is posted on the investor relations section of our website at http://ir.aldeyra.com. All notices of proposals by stockholders, whether or not included in Aldeyra’s proxy materials, should be sent to our principal executive offices, Attention: Corporate Secretary.

Additional Information about the Proxy Materials

Q:	Why did I receive a notice regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?
A:

In accordance with the rules of Securities and Exchange Commission (SEC), we have elected to furnish our proxy materials, including this proxy statement and the 2019 Annual Report, to our stockholders primarily via the Internet. Beginning on or about April 27, 2020, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at www.proxyvote.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

Q:	What happens if I am in a location heavily impacted by COVID-19?
A:

In certain locations, proxy materials may not be able to be delivered to the extent requested by a stockholder or otherwise required to be delivered. On March 4, 2020, the SEC granted an exemption (the “COVID-19 Exemption”), pursuant to Section 36 of the Exchange Act, that a registrant or any other person is exempt from the requirements of the Exchange Act and the rules thereunder to furnish proxy statements, annual reports, and other soliciting materials, as applicable (the “Soliciting Materials”), and the requirements of the Exchange Act and the rules thereunder to furnish information statements and annual reports, as applicable (the “Information Materials”), where the following conditions are satisfied:

The registrant’s security holder has a mailing address located in an area where, as a result of coronavirus disease 2019 ("COVID-19"), the common carrier has suspended delivery service of the type or class customarily used by the registrant or other person making the solicitation; and

The registrant or other person making a solicitation has made a good faith effort to furnish the Soliciting Materials to the security holder, as required by the rules applicable to the particular method of delivering Soliciting Materials to the security holder, or, in the case of Information Materials, the registrant has made a good faith effort to furnish the Information Materials to the security holder in accordance with the rules applicable to Information Materials.

To the extent applicable, we will rely on the COVID-19 Exemption. Proxy materials will be available via the Internet as otherwise described herein and we will make every reasonable effort to ensure that any stockholder affected by COVID-19 will be able to cast their votes.

Q:	What does it mean if multiple members of my household are stockholders but we only received one Notice or full set of proxy materials in the mail?
A:

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Corporate Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	What is the mailing address for Aldeyra’s principal executive offices?
A:	Our principal executive offices are located at 131 Hartwell Avenue, Suite 320, Lexington, Massachusetts 02421. The telephone number at that location is 781-761-4904.

Any written requests for additional information, copies of the proxy materials and 2019 Annual Report, notices of stockholder proposals, recommendations for candidates to our Board of Directors, communications to our Board of Directors or any other communications should be sent to the address above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 9, 2020.

The proxy statement and the 2019 Annual Report are available on-line at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Board of Directors may establish the authorized number of directors from time to time by resolution. Our Board of Directors is currently comprised of eight members who are divided into three classes with staggered three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. This classification of the Board of Directors into three classes with staggered three-year terms may have the effect of delaying or preventing changes in our control or management. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Nominees for Election as Class III Directors at the Annual Meeting

This year’s nominees for election to the Board of Directors as our Class III directors to serve for a term of three years expiring at the 2023 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, are provided below. All of the nominees listed below are currently directors of the Company. The age of each director as of April 13, 2020 is set forth below. Each of the nominees has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Director Since
Todd C. Brady, M.D., Ph.D.	48	2005
Martin J. Joyce	66	2013

The following is additional information about each of the nominees as of the date of this proxy statement, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our Board of Directors to determine that the nominees should serve as one of our directors.

Name	Age	Principal Occupation and Business Experience
Todd C. Brady, M.D., Ph.D.	48

Dr. Brady has served as our President and Chief Executive Officer since January of 2012 and as a member of our Board of Directors since 2005. Prior to Aldeyra, Dr. Brady served as Entrepreneur in Residence at Domain Associates, LLC, a leading healthcare venture capital firm, where he was a Principal from 2004 to 2013. Dr. Brady currently serves on the Board of Directors of Evoke Pharma, Inc. and Spring Bank Pharmaceuticals, Inc., both of which are publicly traded healthcare companies. Dr. Brady holds a Ph.D. in pathology from Duke University Graduate School, a M.D. from Duke University Medical School, and an A.B. from Dartmouth College in Philosophy and Psychology. Dr. Brady’s extensive knowledge of our business, as well as his years of experience in the biotechnology industry, including executive leadership in several biotechnology companies, contributed to our conclusion that he should serve as a director of our company.

Martin J. Joyce	66

Mr. Joyce has served as member of our board of directors since October 2013. Mr. Joyce’s professional background includes leadership roles in public and private, medical device, biotechnology and pharmaceutical companies from start-up stage to over $500 million in annual revenue. He has experience in public equity financings, business development, SEC reporting, strategic planning, mergers, acquisitions, investor relations and biotechnology operations. Since 2012, Mr. Joyce has served as a consultant to the life science industry assisting biotechnology and pharmaceutical companies in strategic planning, fund raising and operations. From March 2011 to July 2012, Mr. Joyce was Chief Financial Officer at Lucid Inc., an early stage skin cancer diagnostic company. Previously, Mr. Joyce served as Executive Vice President and Chief Financial Officer of BioSphere Medical from January 2006 through September 2010. He served as BioSphere’s Chief Financial Officer and Vice President from September 2004 to January 2006. From January 2001 to September 2004, Mr. Joyce served as Managing Partner of Stratex Group LLC, a provider of biopharmaceutical executive services to early-stage companies and venture investors. From 1996 to January 2001, Mr. Joyce was North American Chief Financial Officer for Serono Inc. a biotechnology company. From April 1987 to 1996, Mr. Joyce held a variety of senior level positions within Serono in finance, sales, marketing and manufacturing. Mr. Joyce was previously employed at Millipore Corporation, a high technology bioscience company. Mr. Joyce received a B.S. in finance from Northeastern University and a M.B.A. from Suffolk University, Boston, Massachusetts. Mr. Joyce’s extensive knowledge of our business and history, experience in multiple publicly-traded and privately-held companies, and expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies contributed to our conclusion that he should serve as a director of our company.

Required Vote and Recommendation of the Board of Directors for Proposal 1

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of our Class III directors. The two nominees receiving the most “FOR” votes among votes properly cast in person or by proxy will be elected to the Board of Directors as Class III directors. You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director. Shares represented by signed proxy cards will be voted on Proposal 1 “FOR” the election of Dr. Brady and Mr. Joyce to the Board of Directors at the Annual Meeting, unless otherwise marked on the card. A broker non-vote or a properly executed proxy marked “WITHHOLD” with respect to the election of a Class III director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS III

NOMINEES NAMED ABOVE.

Continuing Directors Not Standing for Election

Certain information about those directors whose terms do not expire at the Annual Meeting is furnished below, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating/corporate governance committee and our Board of Directors to determine that the directors should serve as one of our directors. The age of each director as of April 13, 2020 is set forth below.

Incumbent Class I Directors Whose Term Expires in 2021

Name	Age	Principal Occupation and Business Experience
Ben Bronstein, M.D.	70

Dr. Bronstein is an independent consultant providing advisory services to companies in the life sciences industry. Prior to his consulting role, he was Executive Vice President, Clinical Development at Aclaris Therapeutics, Inc. He is a board-certified pathologist and dermatopathologist, with over 20 publications. Dr. Bronstein began his professional career on the staff of the Massachusetts General Hospital and on the faculty of Harvard Medical School. He has spent the past 29 years in entrepreneurial and management roles in life science companies and venture capital firms. Dr. Bronstein has founded or held senior management positions at several venture-backed life science companies including: Neuron Systems, Inc. (CEO), the predecessor company to Aldeyra Therapeutics, Inc.; BioSurface Technology, Inc., a regenerative medicine company; Peptimmune, Inc., an immunotherapeutics company (a spinout from Harvard and MIT); and Vidus Ocular, Inc., a Yale University spinout developing an implantable device for the treatment of glaucoma. Dr. Bronstein has served as Chief Medical Officer of Stealth BioTherapeutics, Inc., as a Visiting Scholar at the Wyss Institute of Biologically Inspired Engineering at Harvard Medical School and as a founder and Senior Vice President of Access BridgeGap Ventures, the life science investment unit of Access Industries, Inc. Dr. Bronstein serves on the boards of directors of several privately held life science companies. He is also a member of the Scientific Advisory Committee of the Daedalus Fund of Weill Cornell Medicine from which he resigned (retired) effective January 2020. Dr. Bronstein received his M.D. and M.B.A. from Boston University. Dr. Bronstein’s extensive knowledge of our business and history, experience as a board member of biotechnology companies and expertise in developing, financing and providing strong executive leadership to numerous biopharmaceutical companies contributed to our conclusion that he should serve as a director of our company.

Jesse I. Treu, Ph.D.	73

Dr. Treu has served on our Board of Directors since June 2013. Dr. Treu was a founding partner of Domain Associates, L.L.C. and became Partner Emeritus in 2018. He has been a director of over 38 early-stage healthcare companies. Dr. Treu currently serves as a member of the board of directors of Sebacia, Inc. He has also served as a founder, president and chairman of numerous venture-stage companies. Prior to the formation of Domain Associates, Dr. Treu had twelve years of experience in the healthcare industry. He was Vice President of the predecessor organization to The Wilkerson Group and its venture capital arm, CW Ventures. While at CW Ventures, he served as President and CEO of Microsonics, Inc., a pioneer in computer image processing for cardiology. Previous to that, Dr. Treu led new product development and marketing planning for immunoassay and histopathology products at Technicon Instruments Corporation, which is now part of Siemens Medical Solutions Diagnostics. Dr. Treu began his career with General Electric Company in 1973, initially as a research scientist developing thin film optical sensors for immunoassay testing, and later serving on the corporate staff with responsibility for technology assessment and strategic planning. Dr. Treu received his B.S. in Physics from Rensselaer Polytechnic Institute and his M.A. and Ph.D. in physics from Princeton University. Dr. Treu's extensive knowledge of our business and history, experience as a board member of multiple publicly-traded and privately-held companies and expertise in developing and financing contributed to our conclusion that he should serve as a director of our company.

Nancy Miller-Rich	61

Ms. Miller-Rich has been a member of our board of directors since January 2020. She is Chief Executive of Miller-Rich Associates, a pharmaceutical industry consultancy she founded in 2017. Previously, she served as Senior Vice-President, Global Human Health Business Development & Licensing, Strategy and Commercial Support at Merck Pharmaceuticals. At Merck, Ms. Miller-Rich had direct P&L involvement in the $38 billion pharmaceutical division and closed approximately 300 deals producing $10 billion of value creation. Before that she worked for Schering-Plough Corporation, where she was Senior Vice President, Global Human Health Business Development & Licensing, Strategy and Commercial Support from 2013 to 2017 and Group Vice President, Consumer Care Global New Ventures and Strategic Commercial Development from 2007 to 2013. Prior to joining Schering-Plough in 1990, Ms. Miller-Rich served in a variety of commercial and marketing roles at Sandoz Pharmaceuticals and Sterling Drug, Inc. She is a director of Intercept Pharmaceuticals, Inc. and previously served as a director of UDG Healthcare plc. Ms. Miller-Rich also serves as a board member of a number of private and not-for-profit entities. Ms. Miller-Rich received her B.S. in Business Administration, Marketing from Ithaca College in Ithaca, New York. Ms. Miller-Rich’s public company experience, strong background in areas such as licensing, joint ventures, and global commercial development, contributed to our conclusion that she should serve as a director of our company.

Incumbent Class II Directors Whose Term Expires in 2022

Name	Age	Principal Occupation and Business Experience
Richard H. Douglas, Ph.D.	67

Dr. Douglas has served on our Board of Directors since September 2016. Dr. Douglas is the former Senior Vice President, Corporate Development of Genzyme Corporation. Since 2011, Dr. Douglas has been an independent consultant and advisor at Red Sky Partners LLC. From 1989 to 2011, he led Genzyme Corporation’s Corporate Development team, and was involved in numerous acquisitions, licenses, financings, joint ventures, and strategic alliances. From 1982 until its merger with Genzyme Corporation in 1989 (now Sanofi Genzyme), Dr. Douglas served in science and corporate development capacities at Integrated Genetics. Currently, Dr. Douglas is on the Board of Directors of Novavax, Inc., a publicly-traded clinical-stage vaccine company, and MaxCyte, Inc., a publically traded biotechnology company. Dr. Douglas also serves on the University of Michigan Technology Transfer National Advisory Board. Dr. Douglas received a B.S. in chemistry from the University of Michigan and a Ph.D. in biochemistry from the University of California, Berkeley, and he was a postdoctoral fellow in Leroy Hood’s laboratory at the California Institute of Technology. Dr. Douglas’ extensive knowledge of our business, experience as a board member of a publicly-traded biotechnology company, substantial scientific background, and expertise in developing, financing and providing strong executive leadership within the pharmaceutical industry contributed to our conclusion that he should serve as a director of our company.

Gary Phillips, M.D.	54

Dr. Phillips has served as President & CEO of OrphoMed, Inc. since March 2018 and has been a member of our Board of Directors since May 2009. He was Executive Vice President & Chief Strategy Officer at Mallinckrodt Pharmaceuticals plc from October 2013 to March 2018. Before joining our company, Dr. Phillips held the dual roles of president, U.S. surgical and pharmaceuticals and global head of pharmaceuticals at Bausch & Lomb. He has served as the head of global health at the World Economic Forum in Geneva. Previously, he was president of Reckitt Benckiser Pharmaceuticals, Inc. (now Indivior). He has also held executive roles at Merck KGaA, Novartis and Wyeth (now Pfizer). He was a healthcare strategy managing consultant at Towers Perrin (now Willis Towers Watson) and a medical officer with the United States Navy, from which he was honorably discharged as a lieutenant commander. Dr. Phillips was educated at the University of Pennsylvania, where he received an M.D. (Alpha Omega Alpha) from the School of Medicine, an MBA from the Wharton School, and B.A. (summa cum laude, Phi Beta Kappa) in biochemistry from the College of Arts and Sciences. He completed postgraduate medical education at Naval Medical Center San Diego and maintains an active medical license. Dr. Phillips’ extensive knowledge of our business and history, and his experience in pharmaceutical strategy at multiple multinational companies, contributed to our conclusion that he should serve as a director of our company.

Neal Walker, D.O.	50

Dr. Walker has served on our Board of Directors since June 2013. Dr. Walker is the President, Chief Executive Officer, and a director at Aclaris Therapeutics, Inc., a publicly-traded dermatological drug development company. Dr. Walker is a board certified dermatologist and serial entrepreneur with over 18 years of experience in the biopharmaceutical industry. Prior to founding Aclaris Therapeutics, Inc. in 2012, he was co-founder, President and CEO of Vicept Therapeutics, Inc. (acquired by Allergan, Inc.) from 2009 to 2012. Dr. Walker has co-founded and led a number of life science companies: Octagon Research Solutions, Inc., a software and services provider to biopharmaceutical companies (acquired by Accenture plc); Trigenesis Therapeutics, Inc., a specialty dermatology company where he served as Chief Medical Officer (acquired by Dr. Reddy's Laboratories Ltd); Cutix Inc., a commercial dermatology company that markets PreSun®, a sunscreen brand acquired from Bristol-Myers Squibb Co. He began his pharmaceutical industry career at Johnson and Johnson, Inc. Dr. Walker currently is on the Board of Directors of Aclaris Therapeutics, Inc., Sebacia, Inc. and Follica, Inc. (Executive Chairman). Dr. Walker previously served on the Board of Directors for Octagon, a contract research organization. He is also on the Advisory Board of Flexible Medical Systems LLC, a privately held medical device company. Dr. Walker received his MBA from The Wharton School, University of Pennsylvania, his D.O. from Philadelphia College of Osteopathic Medicine and a B.A. in Biology from Lehigh University. Dr. Walker's experience as a founder of two private pharmaceutical firms, strong background in clinical and product development in dermatology and other fields, and substantial knowledge of the pharmaceutical industry contributed to our conclusion that he should serve as a director of our company.

There are no family relationships among any of our directors or executive officers. See “Corporate Governance” below for additional information regarding our Board of Directors.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our audit committee has appointed the firm of BDO USA, LLP, independent registered public accountants, to audit our financial statements for the year ending December 31, 2020. BDO USA, LLP has audited our financial statements since the fiscal year ended December 31, 2013.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of Aldeyra and its stockholders. At the Annual Meeting, the stockholders are being asked to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2020. Our audit committee is submitting the selection of BDO USA, LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the audit committee would reconsider the appointment.

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by BDO USA, LLP during the years ended December 31, 2019 and 2018:

	2019	2018
Audit Fees(1)	$472,881	$245,120
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$472,881	$245,120

(1)

Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, including the integrated audit of internal control over financial reporting; review of our quarterly financial statements; and audit services provided in connection with other regulatory or statutory filings for which we have engaged BDO USA, LLP, including the consents issued for our registrations statements, and securities offerings.

Pre-Approval of Audit and Non-Audit Services

Consistent with requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our audit committee is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee (or the chair if such approval if needed on a time urgent basis) generally pre-approves of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, our Board of Directors is providing the stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as described in the section below entitled “Executive Officer Compensation” and accompanying compensation tables, and as discussed in the related narrative disclosure below. This advisory vote is commonly referred to as a “say-on-pay” vote. Stockholders may express their views on the design and effectiveness of our executive compensation program by voting “For” or “Against” approval, on a non-binding, advisory basis, of the compensation of our named executive officers, or may abstain. This vote is not intended to address any specific element of compensation, but rather the overall compensation of the named executive officers.

The goal of our executive compensation program is to enable us to attract, recruit and retain qualified employees who have the collective and individual abilities necessary to run our business to meet the challenges we face, and to focus those executives on achieving results that enhance the value of our stockholders’ investment. Annual variable compensation and long-term equity incentives are significant components of our executive compensation program, and are designed to focus our executive team on those financial goals that we believe are most closely related to stockholder value. We believe our compensation policies and procedures demonstrate a strong link between pay and performance. Please read the section below entitled “Executive Officer Compensation” and the compensation tables and narrative that follow for additional details about our executive compensation program, including information about the fiscal 2019 compensation of named executive officers.

The affirmative vote from the holders of a majority of the shares present in person, or represented by proxy at the Annual Meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have the same effect as a vote “Against” this matter.

Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board of Directors or compensation committee. However, the compensation committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF STOCKHOLDER

ADVISORY VOTES ON EXECUTIVE COMPENSATION

In Proposal 3, we provided our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers, or a “say-on-pay” vote. In accordance with Section 14A of the Exchange Act, in this Proposal 4 we are asking our stockholders to cast a non-binding, advisory vote regarding the frequency of future stockholder advisory votes on executive compensation. Stockholders may vote for a frequency of every one, two, or three years, or may abstain.

Our Board of Directors has determined that an annual advisory vote on executive compensation is in the best interests of the Company and our stockholders. Therefore our Board of Directors recommends that the advisory vote on executive compensation be held every “1 Year.”

In formulating its recommendation, the Board of Directors was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. An annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and permits our stockholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what is the best approach for us, and we look forward to hearing from our stockholders on this agenda item every year. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

Stockholders may cast their votes by choosing the option of “1 Year,” “2 Years,” “3 Years,” or “Abstain” in response to the frequency of future stockholder advisory votes on executive compensation.

The option that receives the highest number of votes cast will be deemed the choice of the stockholders. Therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. Our Board of Directors and the compensation committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

Because this vote is advisory and non-binding, voting results cannot overrule any decisions made by the Board of Directors or compensation committee. Both our Board of Directors and compensation committee value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of conducting future say-on-pay votes. However, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold say-on-pay votes more or less frequently than the alternative selected by our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE, ON A NON-BINDING, ADVISORY BASIS, FOR THE OPTION OF “1 YEAR” AS THE FREQUENCY WITH WHICH FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS WILL BE CONDUCTED.

CORPORATE GOVERNANCE

Code of Conduct

Our Board of Directors adopted a code of business conduct that applies to each of our directors, officers and employees. The full text of our code of business conduct is posted on the investor relations section of our website at http://ir.aldeyra.com. Any waiver of the code of business conduct for an executive officer or director may be granted only by our Board of Directors or a committee thereof and must be timely disclosed as required by applicable law. We have implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to the audit committee.

Board Composition

Our business affairs are managed under the direction of our board of directors, which is currently composed of eight members. All of our directors, other than Dr. Brady, are independent within the meaning of the listing rules of The Nasdaq Stock Market (Nasdaq). Our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

Directors in a particular class will be elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. The classification of our Board of Directors may have the effect of delaying or preventing changes in our control or management.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. The listing rules of this stock exchange generally require that a majority of the members of a listed company’s Board of Directors be independent. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating/corporate governance committees be independent. The Nasdaq director independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Our Board of Directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. The independent members of our Board of Directors hold separate regularly scheduled executive session meetings at which only independent directors are present.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Each of Martin J. Joyce, Ben R. Bronstein, M.D. and Jesse I. Treu, Ph.D. qualify as an independent director pursuant to Rule 10A-3.

Board Leadership Structure

Our Board of Directors is currently led by its chairman, Dr. Douglas. Our Board of Directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the company continues to grow. We separate the roles of chief executive officer and chairman of the Board of Directors in recognition of the differences between the two roles. The chief executive officer is responsible for setting the strategic direction for the company and the day-to-day leadership and performance of the company, while the chairman of the Board of Directors presides over meetings of the full Board of Directors. We believe that this separation of responsibilities provides a balanced approach to managing the Board of Directors and overseeing the company.

Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee, a nominating/corporate governance committee and a stock option committee. The composition of these committees meets the criteria for independence under, and the functioning of these committees comply with the applicable requirements of the Sarbanes-Oxley Act of 2002, the current rules of The Nasdaq Capital Market and SEC rules and regulations. We intend to comply with future requirements as they become applicable to us. Each committee has the composition and responsibilities described below.

Audit Committee

During our year ended December 31, 2019, our audit committee held 6 meetings. The members of our audit committee are Martin J. Joyce, Ben R. Bronstein, M.D. and Jesse I. Treu, Ph.D., each of whom is a non-employee member of the Board of Directors. Mr. Joyce serves as the chair of the audit committee.

The audit committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent registered public accounting firm relationships and the audits of our financial statements. Pursuant to the audit committee charter, the functions of the committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	monitoring our internal control over financial reporting and our disclosure controls and procedures;
•	meeting independently with our registered public accounting firm and management;
•	preparing the audit committee report required by SEC rules;
•	reviewing and approving or ratifying any related person transactions; and
•	overseeing our risk assessment and risk management policies.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Capital Market. Our Board of Directors has determined that Mr. Joyce is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.

Compensation Committee

During our year ended December 31, 2019, our compensation committee held 2 meetings. The members of our compensation committee are Ben R. Bronstein, M.D., Neal S. Walker, D.O. and Gary Phillips, M.D. Dr. Phillips serves as the chair of the compensation committee. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees.

Pursuant to the compensation committee charter, the functions of this committee include:

•	evaluating the performance of our chief executive officer and determining the chief executive officer’s salary and contingent compensation based on his or her performance and other relevant criteria;
•	identifying the corporate and individual objectives governing the chief executive officer’s compensation;
•	in consultation with the chief executive officer, determining the compensation of our other officers;
•	making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and approving the terms of material agreements with our executive officers;
•	overseeing and administering our equity incentive plans and employee benefit plans;
•	reviewing and approving policies and procedures relating to the perquisites and expense accounts of our executive officers;
•	if and as applicable, furnishing the annual compensation committee report required by SEC rules; and
•

conducting a review of executive officer succession planning, as necessary, reporting its findings and recommendations to our Board of Directors, and working with the Board of Directors in evaluating potential successors to executive officer positions.

Our Board of Directors has determined that each of Ben R. Bronstein, M.D., Neal S. Walker, D.O. and Gary Phillips, M.D. is independent under the applicable rules and regulations of Nasdaq, is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Our chief executive officer and chief financial officer assist our compensation committee in carrying out its functions, although they do not participate in deliberations or decisions with respect to their own compensation. Since January 2015, our compensation committee has engaged the services of Pearl Meyer & Partners, LLC (Pearl Meyer), a compensation consulting firm, to advise the compensation committee regarding the amount and types of compensation that we provide to our executives and directors and how our compensation practices compared to the compensation practices of other companies. Pearl Meyer reports directly to the compensation committee. Pearl Meyer does not provide any services to us other than the services provided to the compensation committee. The compensation committee believes that Pearl Meyer does not have any conflicts of interest in advising the compensation committee under applicable SEC rules or Nasdaq listing standards.

Nominating/Corporate Governance Committee

During our year ended December 31, 2019, our nominating/corporate governance committee held 2 formal meetings and had a number of ad hoc discussions between one or more members of the committee. The members of our nominating/corporate governance committee are Martin J. Joyce, Jesse Treu, Ph.D. and Richard H. Douglas, Ph.D. Dr. Treu serves as the chair of the nominating/corporate governance committee. Pursuant to the nominating/corporate governance committee charter, the functions of this committee include, among other things:

•

identifying, evaluating, and making recommendations to our Board of Directors and our stockholders concerning nominees for election to our Board of Directors, to each of its committees and committee chairs;

•	annually reviewing the performance and effectiveness of our Board of Directors and developing and overseeing a performance evaluation process;
•	annually evaluating the performance of management, the Board of Directors and each board committee against their duties and responsibilities relating to corporate governance;
•	annually evaluating adequacy of our corporate governance structure, policies, and procedures; and
•	generally advising the Board of Directors on corporate governance matters.

Our nominating/corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having a general understanding of our Company’s industry and market. Our nominating/corporate governance committee also considers other factors it deems appropriate, including, but not limited to:

•	the candidate’s relevant expertise and experience upon which to offer advice and guidance to management;
•	the candidate having sufficient time to devote to the affairs of the Company;
•	the candidate having a proven track record in his or her field;
•	the candidate’s ability to exercise sound business judgment;
•	the candidate’s commitment to vigorously represent the long-term interests of our stockholders;
•	whether or not a conflict of interest exists between the candidate and our business;

•	whether the candidate would be considered independent under applicable Nasdaq and SEC standards;
•	the current composition of the Board; and
•	the operating requirements of the Company.

In conducting this assessment, the nominating/corporate governance committee considers diversity, gender, age, skills and such other factors as it deems appropriate given the then-current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. While diversity and variety of experiences and viewpoints represented on the Board should always be considered, the nominating/corporate governance committee believes that a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In 2019, given the recent guidance from various stockholder advisory firms, the Company initiated a search to identify one or more qualified female candidates for the nominating/corporate governance committee to consider recommending to the Board for appointment.  As a result of this search, the nominating/corporate governance committee identified Ms. Miller-Rich as a director candidate.  During the fourth quarter of 2019 and early 2020, the nominating/corporate governance committee reviewed Ms. Miller-Rich’s qualifications and background.  During the vetting process, Ms. Miller-Rich met in person or via telephone with members of the Board of Directors, including the Chairman, the chair of the nominating/corporate governance committee and Dr. Brady.  Based in part on the nominating/corporate governance committee’s evaluation and recommendation, in January 2020, the Board of Directors approved the appointment of Ms. Miller-Rich as a director of the Company.

In the case of incumbent directors whose terms of office are set to expire, the nominating/corporate governance committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

When there is a vacancy on the Board, the nominating/corporate governance committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems it appropriate, a professional search firm. The nominating/corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The nominating/corporate governance committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

Our nominating/corporate governance committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board of directors or the nominating/corporate governance committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the nominating/corporate governance committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, and must include information regarding the candidate and the stockholder making the recommendation as required by our Bylaws.

Stock Option Committee

During our year ended December 31, 2019, our stock option committee did not hold any meetings. The sole member of our stock option committee is Todd C. Brady, M.D., Ph.D. Pursuant to the stock option committee charter, the function of this committee includes, among other things, granting stock options to non-executive employees under our 2013 Equity Incentive Plan within certain grant guidelines specified in the stock option committee charter or as adopted from time to time by our Board of Directors or compensation committee. Guidelines include, but are not limited to, a cap of 250,000 options to any individual and 3,000,000 shares in the aggregate in any single calendar year.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has in the past 5 years served as an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Meetings of the Board of Directors

The full Board of Directors held 8 meetings during our year ended December 31, 2019. No director attended fewer than 75% of the total number of meetings of the Board of Directors and any committees of the Board of Directors of which he or she was a member during our year ended December 31, 2019.

It is our policy that directors are invited and encouraged to attend our annual meetings of stockholders. We expect to schedule our annual meetings on the same day as a regularly scheduled Board of Directors meeting in order to facilitate attendance by the members of our Board of Directors. Four of our then-serving directors attended our 2019 annual meeting of stockholders.

Board Oversight of Risk

Our Board of Directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board of Directors to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating/corporate governance committee manages risks associated with the independence of the Board of Directors, corporate disclosure practices, and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board of Directors as a whole.

Director Compensation

The following table sets forth information about the compensation of the non-employee members of our Board of Directors who served as a director during our year ended December 31, 2019. Other than as set forth in the table and described more fully below, during our year ended December 31, 2019, we did not pay any fees to, make any equity awards or non-equity awards to or pay any other compensation to the non-employee members of our Board of Directors. Dr. Brady, our chief executive officer, receives no compensation for his service as a director, and is not included in the table below. Dr. Douglas currently serves as chair of our Board of Directors. Ms. Miller-Rich is not included in the table below since she was appointed to the Board of Directors in January 2020.

	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)(2)		Total ($)
Ben R. Bronstein, M.D.	$36,252		$99,263	(3)	$135,515
Richard H. Douglas, Ph.D.	$49,252		$120,423	(4)	$169,675
Martin J. Joyce	$39,252		$105,304	(5)	$144,556
Gary Phillips, M.D.	$35,000		$96,743	(6)	$131,743
Jesse I. Treu, Ph.D.	$37,252	(7)	$102,286	(8)	$139,538
Neal S. Walker, D.O.	$32,500		$91,704	(9)	$124,204

(1)

The amounts in this column represent the aggregate grant date fair value of option awards granted to the director during our fiscal year ended December 31, 2019, computed in accordance with FASB ASC Topic 718. See Note 11 to our financial statements included in the 2019 Annual Report for a discussion of our assumptions in determining the ASC 718 values of our option awards.

(2)

As of December 31, 2019, our non-employee directors held outstanding stock options as follows: Dr. Bronstein, 94,904 options; Dr. Walker, 89,675 options, respectively; Mr. Joyce 89,482 options; Dr. Treu, 87,391 options; Dr. Phillips, 88,994 options; and Dr. Douglas, 87,774 options. All of these options granted were made pursuant to our non-employee director compensation program.

(3)	On June 4, 2019, Dr. Bronstein was granted options to purchase an aggregate of 21,706 shares of our common stock at an exercise price per share of $7.06.
(4)	On June 4, 2019, Dr. Douglas was granted options to purchase an aggregate of 26,333 shares of our common stock at an exercise price per share of $7.06.
(5)	On June 4, 2019, Mr. Joyce was granted options to purchase an aggregate of 23,027 shares of our common stock at an exercise price per share of $7.06.
(6)	On June 4, 2019, Dr. Phillips was granted options to purchase an aggregate of 21,155 shares of our common stock at an exercise price per share of $7.06.
(7)	These fees were paid to the management company of the venture capital fund affiliated with Dr. Treu in 2019.
(8)	On June 4, 2019, Dr. Treu was granted options to purchase an aggregate of 22,367 shares of our common stock at an exercise price per share of $7.06.
(9)	On June 4, 2019, Dr. Walker was granted options to purchase an aggregate of 20,053 shares of our common stock at an exercise price per share of $7.06.

Non-Employee Director Compensation

For the year ended December 31, 2019, pursuant to our non-employee director compensation plan, each non-employee member of our Board of Directors received the following cash and equity compensation for board services, as applicable:

	Role	Annual Cash Retainer (1)	Initial Equity Grant (2)	Annual Equity Grant (5)
Board of Directors	Director	$30,000	Options to purchase $120,000 worth of shares of Common Stock (3)	Options to purchase $86,000 worth of shares of Common Stock
	Chairman	Additional $17,500	Additional options to purchase $30,000 worth of shares of Common Stock (4)	Additional options to purchase $30,000 worth of shares of Common Stock
Audit Committee	Chairman	$7,500	Options to purchase $15,000 worth of shares of Common Stock (4)	Options to purchase $15,000 worth of shares of Common Stock
	Other Member	$3,750	Options to purchase $7,500 worth of shares of Common Stock (4)	Options to purchase $7,500 worth of shares of Common Stock
Compensation Committee	Chairman	$5,000	Options to purchase $10,000 worth of shares of Common Stock (4)	Options to purchase $10,000 worth of shares of Common Stock
	Other Member	$2,500	Options to purchase $5,000 worth of shares of Common Stock (4)	Options to purchase $5,000 worth of shares of Common Stock
Nominating/Corporate Governance Committee	Chairman	$3,500	Options to purchase $8,000 worth of shares of Common Stock (4)	Options to purchase $8,000 worth of shares of Common Stock
	Other Member	$1,750	Options to purchase $3,500 worth of shares of Common Stock (4)	Options to purchase $3,500 worth of shares of Common Stock

(1)	Annual cash retainers are payable quarterly.

(2)	Initial equity grants are automatically granted on the date the director is elected or appointed as a director, chairman, member of a committee or chairman of a committee, as applicable.
(3)	The initial equity grant upon election or appointment as a director shall vest in 3 equal annual installments following the date of grant.
(4)

Each initial equity grant shall be pro-rated for the number of whole months remaining until the anniversary of the prior year’s stockholders’ meeting, rounded down to the nearest whole share and shall vest on the anniversary of the prior year’s stockholders’ meeting provided the director provides continuous service as a director through such date.

(5)

Annual equity grants are automatically granted on the date of each annual meeting of the Company’s stockholders and shall vest on the 1-year anniversary of the grant date provided the director provides continuous service as a director, member of the applicable committee or chairman, as applicable, through such date.

In addition, the following rules apply to initial and annual equity awards:

•	All of the awards will be automatically granted to each non-employee director in the form of non-statutory stock options issued under our 2013 Equity Incentive Plan;
•

The number of shares to be received in stock options is determined by using the Black-Scholes option valuation method to determine the value per option on the valuation date (the exercise price shall be the closing price of our common stock on the third trading day prior to the grant date);

•	All of the non-employee directors’ equity awards will become fully vested upon a Change in Control (as defined below) of our company; and
•	All such automatic director option grants to non-employee directors shall have a maximum term of ten years.

For purposes of our non-employee director compensation plans or programs, a non-employee director is a director who is not employed by us and who does not receive compensation from us or have a business relationship with us that would require disclosure under certain rules of the SEC.

We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

“Change in Control” means the occurrence of any of the following: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of our securities representing more than fifty percent (50%) of the total voting power represented by our then-outstanding voting securities; (b) the consummation of the sale or disposition by us of all or substantially all of our assets; (c) the consummation of a merger or consolidation of our company with or into any other entity, other than a merger or consolidation which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of our company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or (d) individuals who are members of our Board of Directors (the Incumbent Board) cease for any reason to constitute a majority of the members of our Board of Directors over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new member of our Board of Directors was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes hereof, be considered as a member of the Incumbent Board. A transaction shall not constitute a Change in Control under the definition set forth in the preceding sentence if its sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any equity or other benefit that provides for a deferral of compensation and which is subject to Section 409A of the Internal Revenue Code of 1986, as amended (the Code), then notwithstanding anything to the contrary in this letter agreement or in any document governing such award, the transaction with respect to such equity or other benefit must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A of the Code.

Stockholder Communications with the Board of Directors

Stockholders wishing to communicate with the Board of Directors or with an individual member of the Board of Directors may do so by writing to the Board of Directors or to the particular member of the Board of Directors, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table provides information concerning our executive officers as of April 13, 2020:

Name	Age	Position(s)
Todd C. Brady, M.D., Ph.D.	48	Chief Executive Officer and Director
Joshua Reed	47	Chief Financial Officer
David McMullin	45	Chief Commercial Officer
James A. Gow, M.D.	53	Senior Vice President of Clinical Development
Stephen G. Machatha, Ph.D.	43	Senior Vice President, Technical Operations

Todd C. Brady, M.D., Ph.D. See biographical information set forth above under “Proposal 1 - Election of Directors - Nominees for Election as Class III Directors at the Annual Meeting.”

Joshua Reed, M.B.A. has served as our Chief Financial Officer since July 2018. Mr. Reed has more than 20 years of financial operations, strategy, and investment banking experience. Prior to joining Aldeyra, from June 2016 to July 2018, Mr. Reed served as Vice President and Head of Finance for Bristol-Myers Squibb’s (BMS) United States and Puerto Rico operations, a $12 billion business unit from September 2013 to June 2016, Mr. Reed served as Executive Director, Corporate Financial Analysis for BMS Prior to that, Mr. Reed held roles of increasing responsibility at BMS, including positions in financial planning and analysis, supply chain finance, operations finance, and mergers and acquisitions. Prior to that, Mr. Reed was the Vice President, Strategic Business Development at JPMorgan Chase, and held investment banking positions at Credit Suisse First Boston, where he focused on mergers and acquisitions. Mr. Reed received a B.S. in Finance from Rutgers University and an M.B.A. with concentrations in Finance and Corporate Strategy from the University of Michigan’s Ross School of Business.

David McMullin has served as our Chief Commercial Officer since January 2019. Mr. McMullin joined Aldeyra in 2018 as SVP Corporate Development and Strategy. Mr. McMullin has more than 20 years of biopharmaceutical industry experience, focused on commercialization, business development, and strategic planning operations. Since September 2017, Mr. McMullin has been an advisor on business development to nference, an artificial intelligence start-up synthesizing biomedical knowledge to deliver cutting-edge insights. Mr. McMullin was an executive at Shire plc from 2015 to 2017, as Group Vice President and Head of US Internal Medicine, a $1.4 billion commercial business, from March 2016 until May 2017, and running global commercial operations as VP and Head of Global Commercial Center of Excellence from March 2015 until March 2016. Mr. McMullin was a member of Shire’s In-Line Committee, the executive governing body responsible for commercial performance and execution worldwide, from March 2015 until March 2016. Prior to his work at Shire, Mr. McMullin was VP and Global Head of Supply Chain Operations and Strategy at Novartis Vaccines and Diagnostics from September 2010 until March 2015. Mr. McMullin led an operational turn-around of the supply chain, culminating with the successful acquisition of the business by GlaxoSmithKline plc and CSL Limited in 2015. Mr. McMullin held corporate, sales, marketing and operational roles of increasing responsibility at Novartis from 2003 until 2015, and was the Assistant to the Chairman and CEO of Novartis AG from 2003 until 2005. Before joining Novartis, Mr. McMullin worked at Charles River Associates, Inc. as a business strategy consultant. Mr. McMullin was awarded an M.B.A. with Baker Scholar distinction from Harvard Business School in 2003, and received both a B.A. in Food Science and a B.S. in Economics from Brigham Young University in 1999.

James A. Gow, M.D. has served as our Senior Vice President, Clinical Development since March 2020. Dr. Gow brings 20 years of leadership experience in clinical development and medical affairs at multinational ophthalmic companies. Prior to joining Aldeyra, from July 2019 to November 2019, Dr. Gow served as Vice President, Global Development Lead for lifitegrast (Xiidra®) on global clinical development projects at Novartis AG. Dr. Gow has also served in similar roles at Shire Pharmaceuticals Inc. from January 2018 to January 2019 and at Takeda Pharmaceutical Company Ltd. from January 2019 to June 2019 following Takeda’s acquisition of Shire in January 2019. During his career, Dr. Gow has held leadership positions of increasing responsibility at ISTA Pharmaceuticals, Inc. (acquired by Bausch and Lomb, Inc.), Bausch and Lomb, Inc. (acquired by Valeant Pharmaceuticals International, Inc., now Bausch Health Companies Inc.), Alcon Research, Ltd. from 2013 to 2016, and Inotek Pharmaceuticals Corporation (merged with Rocket Pharmaceuticals, Inc.) from 2016 to 2017. Dr. Gow received his B.Sc. major in zoology, B.Sc. (Med.), and M.D. from the University of Manitoba.

Stephen G. Machatha, Ph.D. has served as our Senior Vice President, Technical Operations since January 2019. Dr. Machatha joined Aldeyra in 2016 as Vice President of Chemistry Manufacturing and Controls. Prior to joining Aldeyra, from January 2014 to December 2015, Dr. Machatha was Director of Chemistry Manufacturing and Controls and Drug Product Development for Synageva Biopharmaceuticals, a biotechnology company acquired by Alexion Pharmaceuticals. Dr. Machatha led the Chemistry Manufacturing and Controls teams involved in the development and regulatory filing of KANUMATM (sebelipase alfa). Prior to his work at Synageva, Dr. Machatha held scientific and product development roles of increasing responsibilities at Cubist Pharmaceuticals (Acquired by Merck & Co.) and CyDex Pharmaceuticals (Acquired by Ligand Pharmaceuticals). Dr. Machatha attended the University of Arizona, where he received a Ph.D. in Pharmaceutical Sciences, an M.A. in Chemistry, and a B.Sc. in Chemistry.

EXECUTIVE COMPENSATION

As of January 1, 2020, we are no longer an “emerging growth company,” as defined in Section 101(a)(19)(C) of the Jumpstart Our Business Startups Act of 2012. However, because we are a “smaller reporting company”, we are not required to include a Compensation Discussion and Analysis section in this proxy statement and have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies.

Summary Compensation Table

The following table provides information concerning the compensation paid to our Chief Executive Officer and our next two most highly compensated executive officers for our year ended December 31, 2019. We refer to these individuals as our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Nonequity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Todd C. Brady, M.D., Ph.D.	2019	523,000	2,012,500	1,359,210	235,350	(2)	-	11,201	(3)	4,141,261
President and Chief Executive Officer	2018	506,000	826,838	1,288,517	253,000		-	2,385	(3)	2,876,740
Joshua Reed Chief Financial Officer (5)	2019	377,000	238,578	1,359,210	140,244	(2)	-	66,243	(4)	2,181,275
David J. Clark, M.D.	2019	424,445	28,199	1,359,210	148,556	(2)	-	11,200	(6)	1,971,610
Former Chief Medical Officer (7)	2018	424,445	-	644,178	133,700		-	3,815	(6)	1,206,138

(1)

Reflects the aggregate grant date fair value of stock awards and option awards granted during the applicable year calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 10 to our audited financial statements included in the 2019 Annual Report. In accordance with SEC rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.

(2)	Represents amounts paid under our 2019 performance bonus plan paid in March of 2020.
(3)	Consists of annual matching contributions to Dr. Brady’s 401(k) plan account.
(4)

Consists of $55,043 in payments related to certain relocation expenses as set forth in Mr. Reed’s letter agreement entered into in July 2018 in connection with the commencement of his employment, and $11,200 in annual contributions to Mr. Reed’s 401(k) plan account.

(5)	Officer’s employment with us commenced on July 30, 2018.
(6)	Consists of annual matching contributions to Dr. Clark’s 401(k) plan account.
(7)	Officer’s employment with us terminated on March 9, 2020.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

Employment Letters

In November 2013, we entered into a letter agreement with Dr. Brady that became effective upon our initial public offering in May 2014. We and Dr. Brady amended such letter agreement in February 2014. Dr. Brady’s base salary for 2020 is $543,871 and his target bonus is $299,129.

In July 2018, we entered into a letter agreement with Mr. Reed in connection with the commencement of his employment. Pursuant to his letter agreement, Mr. Reed’s starting base salary was $370,000, and he will be eligible for an annual performance bonus with a target equal to 35% of his base salary, which was prorated for our fiscal year ending December 31, 2018, based on his start date of July 5, 2018. The Company also agreed to reimburse Mr. Reed, subject to certain terms and conditions, up to an aggregate of $80,000 net of taxes, for certain expenses incurred in connection with his anticipated relocation to the Boston, Massachusetts area, In addition, pursuant to his letter agreement, Mr. Reed was granted an option to purchase 75,000 shares of our common stock which will vest over four years of continuous service provided by him, with 25% vesting after his completion of 12 months of continuous service and the remainder vesting in equal monthly installments over an additional three years of service. Mr. Reed’s base salary for 2020 is $382,143 and his target bonus is $152,857.

In December 2015, we entered into a letter agreement with Dr. Clark in connection with the commencement of his employment. Dr. Clark’s employment as the Company’s Chief Medical Officer terminated effective as of March 9, 2020. Pursuant to the Separation Agreement that we entered into in connection with Dr. Clark’s termination, Dr. Clark will receive (i) continued payment of base salary for 9 months; and (ii) a cash payment of $148,556 for his target cash incentive bonus.

Except as described below under “Severance and Change in Control Benefits,” each of our named executive officers must remain employed with us through the date of payment to be eligible to receive a bonus.

Each of our named executive officers is eligible to receive certain benefits in the event of a change in control or if his employment is terminated under certain circumstances, as described under “Severance and Change in Control Benefits” below.

Equity Compensation

We offer stock options, restricted shares and restricted stock units to our named executive officers as the long-term incentive component of our compensation program. We typically grant equity awards to new hires upon their commencing employment with us and provide additional grants annually.

In March 2019, Drs. Brady and Clark and Mr. Reed were each granted an option to purchase shares of our common stock. The table below provides details regarding the foregoing grants.

Name	Number of Shares Underlying Option Grants		Exercise Price for Option Grants ($)
Todd C. Brady, M.D., Ph.D.	250,000	(1)	8.05
Joshua Reed	248,224	(1)	8.05
David J. Clark, M.D.	215,517	(1)	8.05
(1)	Option vests in equal monthly installments over four years of service following January 1, 2019 provided the optionee remains in continuous service to us through each such vesting date.

In addition, to the annual option grants described above, Dr. Clark and Mr. Reed were granted a one-time option to purchase 34,483 and 1,776 shares of our common stock, respectively, in recognition of the Company’s significant achievements in 2018. The exercise price for these one-time option grants were $8.05 per share and the options vest in equal monthly installments over four years of service following January 1, 2019 provided the optionee remains in continuous service to us through each such vesting date.

In March 2019, Dr. Brady was granted a restricted stock unit award for 250,000 shares of common stock and 45,329 bonus units. The restricted stock unit vests in equal annual installments over four years of service following January 1, 2019 provided Dr. Brady provides continuous service to us through each such vesting date. The bonus units vest in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $8.05.

In March 2019, Mr. Reed was granted a restricted stock unit award for 29,637 shares of common stock. The restricted stock unit vests in equal annual installments over four years of service following January 1, 2019 provided Mr. Reed provides continuous service to us through each such vesting date.

In March 2019, Dr. Clark was granted a restricted stock unit award for 3,503 shares of common stock. The restricted stock unit vests in equal annual installments over four years of service following January 1, 2019 provided Dr. Clark provides continuous service to us through each such vesting date.

As discussed below under “Severance and Change in Control Benefits,” stock options granted to our named executive officers are generally subject to accelerated vesting in the event such officer is subject to an involuntary termination or if we experience a change in control.

In March 2020, the compensation committee of our Board of Directors approved the grant of options to purchase 250,000 shares of our common stock to Dr. Brady; and 250,000 shares of our common stock to Mr. Reed. The exercise price for each of the options was $3.78 per share, which was the closing price of our common stock on The Nasdaq Capital Market on March 2, 2020. The options vest in equal monthly installments over four years of service following January 1, 2020 provided the named executive officer provides continuous service to us through such vesting dates. In March 2020, the compensation committee of our Board of Directors also granted restricted stock unit awards representing 250,000 shares of our common stock to Dr. Brady; and 137,707 shares of our common stock to Mr. Reed. These awards vest in equal annual installments over four years of service following January 1, 2020. In addition, in March 2020, the compensation committee of our Board of Directors also granted 450,865 bonus units to Dr. Brady. The bonus units vest in equal annual installments over four years of service following March 5, 2020 and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the value of our common stock exceeds $3.78.

Outstanding Equity Awards at Fiscal 2019 Year-End

The following tables show certain information regarding outstanding equity awards, including, but not limited to, restricted stock unit awards, held by our named executive officers as of December 31, 2019. Except as indicated in the footnotes below, options granted to our named executive officers are generally immediately exercisable with respect to all of the option shares (whether vested or unvested), subject to our repurchase right in the event that the executive’s service terminates before vesting in such shares. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “Severance and Change in Control Benefits” below.

	Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested		Number of Securities Underlying Unexercised Options (#) Unvested		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or unit of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)	Equity Incentive Plan Awards: number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: market or payout value of unearned shares, units or other rights that have not yet vested ($)
Todd C. Brady	9/8/2013	192,084		-		-	0.552	9/7/2023
	9/8/2013	48,021		-		-	0.552	9/7/2023
	9/8/2013	32,953		-		-	0.552	9/7/2023
	10/30/2013	96,042		-		-	4.56	10/29/2023
	5/7/2014	76,068		-		-	8.00	5/6/2024
	6/3/2015	90,000		-		-	7.85	6/2/2025
	3/16/2016	244,791	(2)	5,209		-	4.59	3/15/2026
	5/3/2016								6,774	(3)	39,357	-	-
	3/3/2017	182,291		67,709	(4)	-	5.10	3/2/2027
	3/3/2017								68,403	(5)	397,421	-	-
	3/6/2018	104,119	(6)	113,174			8.60	3/5/2028
	3/6/2018								72,108	(7)	418,947	-	-
	3/5/2019	57,291	(8)	192,709			8.05	3/4/2029
	3/5/2019								250,000	(9)	1,452,500
Joshua Reed	7/30/2018	26,560	(10)	48,440		-	6.80	7/29/2028
	3/5/2019	57,291	(8)	192,709		-	8.05	3/4/2029
	3/5/2019								29,637	(9)	172,191
David J. Clark	1/11/2016	97,869	(11)	2,131		-	6.76	1/10/2026
	3/3/2017	113,499	(4)	42,157		-	5.10	3/2/2027
	3/6/2018	52,053	(6)	56,580		-	8.60	3/5/2028
	3/5/2019	57,291	(8)	192,709			8.05	3/4/2029
	3/5/2019								3,503	(9)	20,352

(1)

Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price of our Common Stock on December 31, 2019, which was $5.81. The actual value (if any) to be realized by the officer depends on whether the shares vest and the future performance of our Common Stock.

(2)	Option vests in equal monthly installments over four years of service following January 1, 2016 provided the optionee provides continuous service to us through each such vesting date.

(3)	Restricted stock unit award vests in equal annual installments over four years of service following May 3, 2017 provided the grantee provides continuous service to us through each such vesting date.
(4)	Option vests in equal monthly installments over four years following January 1, 2017.
(5)	Restricted stock unit award vests in equal annual installments over four years of service following March 3, 2017 provided the grantee provides continuous service to us through each such vesting date.
(6)	Option vests in equal monthly installments over four years following January 1, 2018.
(7)

Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2018 provided the grantee provides continuous service to us through each such vesting date.

(8)	Option vests in equal monthly installments over four years following January 1, 2019.
(9)

Restricted stock unit award vests in equal annual installments over four years of service following January 1, 2019 provided the grantee provides continuous service to us through each such vesting date.

(10)

Option vests with respect to 25% of the shares after 12 months of continuous service with us following July 30, 2018, with the balance becoming exercisable in equal monthly installments over the next 36 months of continuous service provided thereafter

(11)

Option vests with respect to 25% of the shares after 12 months of continuous service with us following January 11, 2016, with the balance becoming exercisable in equal monthly installments over the next 36 months of continuous service provided thereafter.

In addition to the amounts set forth in the table above, on March 5, 2019, Dr. Brady was granted 45,329 bonus units. The bonus units vest in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $8.05. On March 2, 2020, Dr. Brady was granted 450,865 bonus units. The bonus units vest in four annual installments from the date of grant and entitle Dr. Brady to receive a cash payment, on the earlier of (i) four years from the date of grant or (ii) a change of control, equal in value to the amount by which the then value of our common stock exceeds the base value of $3.78.

Severance and Change in Control Benefits

Pursuant to their letter agreements and offer letters, in addition to any equity acceleration provided for in our Change in Control Plan (the CIC Plan) discussed below, if we terminate the employment of any of our named executive officers without cause or if such executive resigns for good reason, then such named executive will be eligible to receive:

•	continued payment of base salary for 9 months (12 months in the case of Dr. Brady);
•

a lump-sum cash payment equal to the greater of such executive’s target bonus for the year in which such termination occurs or the actual bonus paid to the executive with respect to our most recently completed fiscal year; and

•

payment by us of the monthly premiums under COBRA for such executive and their eligible dependents for up to 9 months (12 months in the case of Dr. Brady) following the termination of such executive’s employment.

Such payments are contingent on the officer’s executing and not revoking a release of claims against us. “Cause” means an officer’s:

•	unauthorized use or disclosure of our confidential information or trade secrets;
•	material breach of any agreement with us;
•	material failure to comply with our written policies or rules;
•	conviction of, or plea of “guilty” or “no contest” to, a felony;
•	gross negligence or willful misconduct;
•	continuing failure to perform assigned duties after receiving written notification of such failure from our Board of Directors; or
•	failure to cooperate in good faith with a governmental or internal investigation of us or our directors, officers or employees if such cooperation has been requested.

“Good Reason” means a resignation within 12 months after one of the following conditions has come into existence without the officer’s consent, but only if such officer has provided us with written notice of such condition within 90 days after it has come into existence and we have failed to cure such condition within 30 days after we receive such notice:

•	a reduction in such executive officer’s base salary or target bonus by more than 10%;
•	a material reduction of such executive officer’s authority, duties or responsibilities; or
•	a relocation of such executive officer’s principal workplace by more than 50 miles.

In March 2017, the compensation committee of our Board of Directors approved and established the CIC Plan, which provides for the accelerated vesting for outstanding unvested equity awards held by our eligible employees who are subject to a qualifying employment termination in connection with a change in control, including our executive officers. The CIC Plan provides for acceleration of 100% of the unvested equity held by our executive officers in the event the officer’s employment is terminated without cause, or the officer resigns for good reason, in each case within 3 months before or 12 months following a change in control. In connection with the adoption of the CIC Plan, Dr. Brady waived the “single trigger” acceleration of his equity awards on consummation of a change in control provided for in his offer letter. In addition, the CIC Plan shall replace any and all change of control provisions provided for in the equity or equity based awards granted to Drs. Brady and Clark prior to the establishment of the CIC Plan.

For the purpose of the CIC Plan, the following terms have the definitions set forth below:

A termination for “cause” means termination by us of the executive officer’s employment by reason of the occurrence of any one or more of the following: (i) an act or acts of personal dishonesty taken by the executive officer and intended to result in substantial personal enrichment of the executive officer at the expense of the Company; (ii) repeated violations by the executive officer of the executive officer’s duties and obligations (other than as a result of incapacity due to physical or mental illness) which are demonstrably willful and deliberate on the executive officer’s part, which are committed in bad faith or without reasonable belief that such violations are in the Company’s best interests and which are not remedied in a reasonable period of time after receipt of written notice from the Company; (iii) indictment or plea of nolo contendere of the executive officer of a felony involving moral turpitude; or (iv) the material breach of the executive’s proprietary information and inventions agreement.

“Change in Control” means the occurrence of any of the following: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of our securities representing more than fifty percent (50%) of the total voting power represented by our then-outstanding voting securities; (ii) the consummation of the sale or disposition by us of all or substantially all of our assets; (iii) the consummation of a merger or consolidation of our company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of our company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or the Incumbent Board ceases for any reason to constitute a majority of the members of our Board of Directors over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new member of our Board of Directors was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the CIC Plan, be considered as a member of the Incumbent Board. A transaction shall not constitute a Change in Control under the definition set forth in the preceding sentence if its sole purpose is to change the state of our incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction.

“Good reason” means (i) a material diminution in the executive officer’s base salary or target bonus by more than 10%, except in connection with company-wide cost reduction; (ii) a material diminution in the executive officer’s authority, duties or responsibilities with respect to our company or any successor or acquiring entity, including, without limitation, any requirement that an officer who is our chief executive officer report to anyone other than to the Board of Directors of the ultimate parent entity of the Company (the “Ultimate Parent”) or that an executive officer (other than our chief executive officer) report to anyone other than the chief executive officer of the Ultimate Parent; (iii) a breach of a material provision of the executive officer’s employment or other written agreement governing employment with us (it being understand that a change in title without the executive officer’s consent shall be a material breach); or (iv) a relocation of the executive officer’s principal workplace by more than 50 miles from where the executive officer performed services prior to the relocation, without the executive officer’s prior consent. However, good reason shall not exist unless (i) the executive officer has given written notice to us within 90 days of the initial existence of the good reason event or condition(s) giving specific details regarding the event or condition; (ii) we have failed to cure such event or condition within 30-days of receiving such notice, and (iii) the executive officer resigns within 30 days of the expiration of the 30-day cure period provided for in clause (ii) provided that we have not cured the event or condition.

Dr. Clark’s employment as the Company’s Chief Medical Officer terminated effective as of March 9, 2020. Dr. Clark’s separation from the Company was treated as a termination without “cause” within the meaning of his 2015 letter agreement. The Company entered into a separation letter with Dr. Clark dated March 9, 2020, which, among other things, provides that, pursuant to Dr. Clark’s 2015 letter agreement, Dr. Clark will receive (i) continued payment of his base salary for 9 months; (ii) a lump-sum cash payment equal to $148,556; and (iii) payment by the Company of the monthly premiums under COBRA for him and his eligible dependents for up to 9 months following the termination of his employment. In connection with the execution of the separation letter, the Company and Dr. Clark entered into a consulting agreement pursuant to which Dr. Clark will provide consulting services to the Company through at least December 9, 2020 in exchange for the continued vesting of his outstanding options to purchase shares of the Company’s Common Stock.

Employee Benefits and Perquisites

Our named executive officers will be eligible to participate in our health and welfare plans to the same extent as all other full-time employees. We do not provide our named executive officers with perquisites or other personal benefits other than reimbursement of certain healthcare premiums, as described in the Summary Compensation Table.

Restrictions on Trading

Our Company Policy Regarding Insider Trading prohibits our employees (including officers) and directors, or any of their designees, from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities (i) granted to the employee or director as part of the compensation of the employee or director; or (ii) held, directly or indirectly, by the employee or director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 13, 2020 for:

•	each of our named executive officers;
•	each of our directors;
•	all of our current executive officers and directors as a group; and
•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

The table below is based upon information supplied by officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through April 13, 2020.

The percentage ownership is based upon 29,670,409 shares of common stock outstanding as of April 13, 2020.

For purposes of the table below, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty (60) days of April 13, 2020 and common stock subject to restricted stock unit awards that will vest within sixty (60) days of April 13, 2020 to be outstanding and to be beneficially owned by the person holding the options or restricted stock unit award for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Suite 320, Lexington, Massachusetts 02421.

Name of Beneficial Owner	Number		Percentage
5% or Greater Stockholders
Perceptive Advisors LLC	3,085,458	(1)	10.4%
Funds affiliated with Domain Associates, L.L.C.	1,896,212	(2)	6.4%
Prosight Management, LP	1,784,033	(3)	6.0%
683 Capital Management LLC	1,727,700	(4)	5.8%
Blackrock, Inc.	1,584,625	(5)	5.3%
Executive Officers and Directors
Todd Brady, M.D., Ph.D.	1,627,014	(6)	5.3%
David J. Clark, M.D.	402,378	(7)	1.3%
Joshua Reed	162,498	(8)	*
Ben Bronstein, M.D.	113,548	(9)	*
Richard H. Douglas, Ph.D.	212,774	(10)	*
Martin J. Joyce	109,126	(11)	*
Nancy Miller-Rich	0		*
Gary Phillips, M.D.	98,369	(12)	*
Jesse Treu, Ph.D.	1,983,603	(13)	6.7%
Neal Walker, D.O.	95,925	(14)	*
All current executive officers and directors as a group (10 persons)	4,805,235	(15)	15.0%

*	Less than 1% of the outstanding shares of common stock.
(1)

Perceptive Advisors LLC and Joseph Edelman beneficially own 3,085,458 shares of Common Stock, all of which are held by Perceptive Life Sciences Master Fund Ltd, a private investment fund to which Perceptive Advisors LLC serves as the investment manager. Mr. Edelman is the managing member of Perceptive Advisors LLC. The address for Perceptive Advisors LLC, Perceptive Life Sciences Master Fund Ltd and Joseph Edelman is 51 Astor Place, 10th Floor, New York, NY 10003. The foregoing information in this footnote is based on a Schedule 13G/A filed by Perceptive Advisors LLC, Perceptive Life Sciences Master Fund Ltd and Joseph Edelman on February 14, 2020.

(2)

Consists of 10,358 shares of common stock held by Domain Associates, L.L.C., 1,877,091 shares of common stock held by Domain Partners VI, L.P. and 8,763 shares of common stock held by DP VI Associates, L.P. The managing members of Domain Associates, L.L.C. share voting and investment power with respect to the securities held by Domain Associates, L.L.C. The managing members of Domain Associates, L.L.C. are James Blair, Brian Dovey, Nicole Vitullo, Brian Halak and Kim Kamdar. The managing members of One Palmer Square Associates VI, L.L.C, the general partner of Domain Partners VI, L.P. and DP VI Associates, L.P., share voting and investment power with respect to the securities held by Domain Partners VI, L.P. and DP VI Associates, L.P. The managing member of One Palmer Square Associates VI, L.L.C. are James Blair, Jesse Treu, Brian Dovey and Nicole Vitullo. Each of James Blair, Jesse Treu, Brian Dovey, Nicole Vitullo, Brian Halak and Kim Kamdar disclaims beneficial ownership of the securities held by Domain Partners VI, L.P., DP VI Associates, L.P. and Domain Associates, L.L.C. except to the extent of his or her pecuniary interest therein, if any. The address of Domain Associates, L.L.C., Domain Partners VI, L.P. and DP VI Associates, L.P. is: 202 Carnegie Center, Suite 104, Princeton, NJ 08540. The forgoing information in this footnote is based on a Schedule 13G/A filed by Domain Partners VI, L.P. and Domain VI Associates, L.P. on January 10, 2020.

(3)

Consists of 369,532 shares of common stock held by Prosight Fund, LP and 827,444 shares of common stock held by Prosight Plus Fund, LP. Prosight Management, LP is the general partner and investment manager of, and may be deemed to indirectly beneficially own securities owned by, Prosight Fund, LP and Prosight Plus Fund, LP. In addition Prosight Management, LP is a sub-advisor for certain separate managed accounts (collectively, the “Managed Accounts”) and may be deemed to indirectly beneficially own securities owned by the Managed Accounts. Prosight Partners, LLC is the general partner of, and may be deemed to beneficially own, securities beneficially owned by Prosight Management, LP. W. Lawrence Hawkins is the sole manager of,and may be deemed to beneficially own securities beneficially owned by, Prosight Partners, LLC. Prosight Fund, LP, Prosight Plus Fund, LP and the Managed Accounts are the record and direct beneficial owner of the securities. The foregoing information in this footnote is based on a Schedule 13G filed by Prosight Management, LP, Prosight Partners, LLC, Prosight Fund, LP, Prosight Plus Fund, LP and W. Lawrence Hawkins on February 25, 2020.

(4)

683 Capital Management, LLC, as the investment manager of 683 Capital Partners, LP, may be deemed to have beneficially owned the 1,727,700 shares of Common Stock beneficially owned by 683 Capital Partners, LP. Ari Zweiman, as the Managing Member of 683 Capital Management, LLC, may be deemed to have beneficially owned the 1,727,700 shares of Common Stock beneficially owned by 683 Capital Management, LP. The principal business address for 683 Capital Partners, LP is 3 Columbus Circle, Suite 2205, New York, NY 10019. The foregoing information is based on a Schedule 13G/A field by 683 Capital Partners, LLC on February 13, 2020.

(5)

Consists of 1,584,625 shares of common stock held by Blackrock, Inc. The principal business address for Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055. The foregoing information in this footnote is based on a Schedule 13G filed by Blackrock, Inc. on February 7, 2020

(6)

Includes options to purchase 1,244,572 shares of common stock that may be exercised within 60 days of the Record Date and  6,774 shares of common stock underlying time-based RSUs that are expected to vest and settle within 60 days of the Record Date.

(7)	Includes options to purchase 387,128 shares of common stock that may be exercised within 60 days of the Record Date.
(8)	Includes options to purchase 148,952 shares of common stock that may be exercised within 60 days of the Record Date.
(9)	Includes options to purchase 94,904 shares of common stock that may be exercised within 60 days of the Record Date.
(10)	Includes options to purchase 87,774 shares of common stock that may be exercised within 60 days of the Record Date.
(11)	Includes options to purchase 89,482 shares of common stock that may be exercised within 60 days of the Record Date.
(12)	Includes options to purchase 88,994 shares of common stock that may be exercised within 60 days of the Record Date.
(13)

Includes options to purchase 87,391 shares of common stock that may be exercised within 60 days of the Record Date and securities beneficially owned by Domain Partners VI, L.P., DP VI Associates, L.P. and Domain Associates LLC as set forth in footnote 2 above, for which Dr. Treu may be deemed to share voting and investment power. Dr. Treu disclaims beneficial ownership of the securities held by Domain Partners VI, L.P., DP VI Associates, L.P. and Domain Associates LLC except to the extent of his pecuniary interest therein, if any.

(14)	Includes options to purchase 89,675 shares of common stock that may be exercised within 60 days of the Record Date.
(15)

Includes options to purchase 2,318,872 shares of common stock that may be exercised within 60 days of the Record Date and 6,774 shares of common stock underlying time-based RSUs that are expected to vest and settle within 60 days of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, the following is a description of each transaction since January 1, 2019 and each currently proposed transaction in which:

•	we have been or are to be a participant;
•	the amount involved exceeds or will exceed $120,000; and
•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Employment Agreements

We have entered into offer letters with our named executive officers. For more information regarding these agreements, see the section of this prospectus entitled “Executive Compensation - Narrative Disclosure to Compensation Tables.”

Indemnification Agreements

We have entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by this person in any action or proceeding arising out of this person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our amended and restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

Equity Grants and Awards to Executive Officers and Directors

We have granted equity to our executive officers and certain of our directors as more fully described in the section entitled “Management - Director Compensation” and “Executive Compensation.”

Policies and Procedures for Related Party Transactions

Pursuant to our code of conduct and audit committee charter, any related party transaction or series of transactions with an executive officer, director, or any of such persons’ immediate family members or affiliates, in which the amount, either individually or in the aggregate, involved exceeds $120,000 must be presented to our audit committee for review, consideration and approval. All of our directors and executive officers are required to report to our audit committee any such related party transaction. In approving or rejecting the proposed transactions, our audit committee shall consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our audit committee shall approve only those transactions that, in light of known circumstances, are not inconsistent with Aldeyra’s best interests, as our audit committee determines in the good faith exercise of its discretion.

AUDIT COMMITTEE REPORT

The information contained in the following report of Aldeyra’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that Aldeyra specifically incorporates it by reference.

Review of Audited Financial Statements for the Year Ended December 31, 2019

The audit committee has reviewed and discussed with Aldeyra’s management and BDO USA, LLP the audited financial statements of Aldeyra for the year ended December 31, 2019. The audit committee has also discussed with BDO USA, LLP the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The audit committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB and the SEC regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with BDO USA, LLP its independence from us.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the 2019 Annual Report for filing with the SEC.

Submitted by the audit committee of the Board of Directors:

Marty Joyce (Chair)

Ben Bronstein, M.D.

Jesse I. Treu, Ph.D.

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as Aldeyra may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote at your earliest convenience on the Internet or by telephone as instructed, or by executing and returning a proxy card, if you have requested one, in the envelope provided.

THE BOARD OF DIRECTORS

Lexington, Massachusetts

April 27, 2020

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ALDEYRA THERAPEUTICS, INC. 131 HARTWELL AVE. LEXINGTON, MA 02421 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 PAGE 1 OF 2 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: NAME CONTROL # SHARES For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Two Class III Directors Nominees 01 Todd Brady M.D., Ph.D. 02 Marty J. Joyce To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of BDO USA, LLP as Aldeyra Therapeutics, Inc.'s independent registered public accounting firm for the year ending December 31, 2020. 3. To approve, on a non-binding, advisory basis, the compensation of Aldeyra Therapeutics named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4. To approve, on a non-binding, advisory basis, the frequency with which future stockholder advisory votes on the compensation of Aldeyra Therapeutics named executive officers will be conducted. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date JOB # SHARES CUSIP # SEQUENCE # 0000459914_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com ALDEYRA THERAPEUTICS, INC. Annual Meeting of Stockholders June 9, 2020 This proxy is solicited by the Board of Directors The undersigned hereby appoints Todd C. Brady, M.D., Ph.D. and Joshua Reed, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Aldeyra Therapeutics, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, EDT on June 9, 2020, at Aldeyra Therapeutics, Inc., 131 Hartwell Avenue, Lexington, MA 02421, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side